SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April  16, 2010

THE NATIONAL SECURITY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18649	63-1020300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

661 East Davis Street
Elba, Alabama 36323		36323
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(334) 897-2273

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 16, 2010, The National Security Group, Inc. issued a press release updating subsidiary ratings by A.M. Best.  A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.                      Description of Document

99.1	Press release, dated April 16, 2010, issued by The National Security Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The National Security Group, Inc.

Dated: April 16, 2010	By: /s/ Brian R. McLeod
Brian R. McLeod Chief Financial Officer

The National Security Group, Inc.                                                                                                                                                                                                                                                                                                               EXHIBIT 99.1
661 East Davis Street
Post Office Box 703
Elba, Alabama 36323

PRESS RELEASE

FOR IMMEDIATE RELEASE

For Additional Information: Contact Brian R. McLeod – Chief Financial Officer @ (334) 897-2273

THE NATIONAL SECURITY GROUP, INC. ANNOUNCES THAT
A.M.  BEST AFFIRMS FINANCIAL STRENGTH RATINGS OF INSURANCE SUBSIDIARIES

ELBA, ALABAMA (April 16, 2010)… The National Security Group, Inc. announced that, on April 16th, A.M. Best Co. affirmed the financial strength rating (FSR) of B++ (Good) and issuer credit ratings (ICR) of “bb” of The National Security Group.  A.M. Best has also affirmed the FSR of B++ (Good) and the ICR of “bbb” of National Security Fire and Casualty Company (NSFC) as well as the FSR of B+ (Good) and ICR of “bbb-” of its wholly-owned subsidiary, Omega One Insurance Company, Inc. (Omega One).  Concurrently, A.M. Best affirmed the FSR of B (Fair) and upgraded the ICR from “bb” to “bb+” of National Security Insurance Company.  A.M. Best maintained the negative outlook for The National Security Group and subsidiary, National Security Fire & Casualty Company.  While A.M. Best maintained the negative outlook for The National Security Group and subsidiary, National Security Fire & Casualty Company due to recent underwriting volatility, it was noted that the ratings reflect adequate risk-adjusted capital and a well-established niche position as a provider of dwelling/fire coverage.  Management continues to implement coastal risk reductions, higher deductibles and rate increases, which combined with a lower frequency of storm losses and rebound in the capital markets, resulted in improved operating performance in 2009.  The outlook for Omega One Insurance Company and National Security Insurance Company remained stable.

With its home office in Elba, Alabama, The National Security Group, Inc. is a regional insurance holding company.  Through our subsidiary insurance companies, we offer a diversified line of home, auto, life, accident and supplemental health insurance coverage.  Company shares are traded on the NASDAQ Global Market under the symbol NSEC.

Founded in 1899, A.M. Best Company is a global full-service credit rating organization dedicated to serving the financial and health care service industries, including insurance companies, banks, hospitals and health care system providers. For more information, visit www.ambest.com.